Significant Events After the Reporting Period	12 Months Ended
Dec. 31, 2022
Disclosure Of Events After Reporting Period [Abstract]
SIGNIFICANT EVENTS AFTER THE REPORTING PERIOD	SIGNIFICANT EVENTS AFTER THE REPORTING PERIOD
To further expand the presence in the Indian market, the Company entered into a strategic partnership with Bycyshare Technologies Private Limited (“Zypp”), India's leading EV-as-a-Service platform, for accessing new customers and building brand awareness through co-marketing. In November and December 2022, Gogoro Network Pte. Ltd. entered into certain agreements (“Investment Agreements”) with Zypp and its shareholders to acquire 13.44% equity interest of Zypp through purchase and subscription of its equity shares and compulsory convertible preferred shares for a total consideration of $16,285 thousand. The consideration was fully paid, and the transaction was consummated in January 2023.
As of December 31, 2022, the investment in Zypp was not recognized as the terms and conditions pursuant to the Investment Agreements were not yet fulfilled.
In October 2021, the Company entered into a contract with Hon Hai Precision Industry Co., Ltd. and committed to invest in a battery pack assembly line in Wuhan, China for approximately $15,000 thousand. In June 2022, the Company entered into a formal sale and purchase agreement with Hongfujin Precision Industry (Wuhan) Co., Ltd., an affiliate of Hon Hai Precision Industry Co., Ltd., in relation to the battery pack assembly line. In March 2023, the sale and purchase agreement was amended to adjust the consideration to approximately $14,173 thousand. The consideration will be settled upon delivery and acceptance of the battery pack assembly line.